EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Boeing Company (the “Company”) on Form 10-Q for the period ending June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory D. Smith, Chief Financial Officer and Executive Vice President Enterprise Operations and interim leader of Communications of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory D. Smith
Gregory D. Smith
Chief Financial Officer
Executive Vice President Enterprise Operations and interim leader of Communications
July 29, 2020